Six Thirteen Core Equity Fund

Supplement to the Prospectus dated

April 27, 2018

Supplement dated July 13, 2018

The Board of Trustees has determined to liquidate the Six Thirteen Core Equity Fund (the “Fund”) and to cease operations of the Fund due to the adviser’s business decision that it no longer is economically feasible to continue managing the Fund because of the Fund’s small size and the difficulty encountered in attracting and maintaining assets.

The Fund is no longer accepting purchase orders for its shares and it will close effective as of July 27, 2018. Shareholders may redeem Fund shares at any time prior to this closing date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” in the Fund’s Prospectus. Any shareholders that have not redeemed their shares of the Fund prior to July 27, 2018 will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund shares were purchased through a broker-dealer or other financial intermediary and are held in a brokerage or other investment account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer or other financial intermediary for deposit into your brokerage or other investment account.

The Fund is no longer pursuing its investment objective. All holdings in the Fund’s portfolio are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Shareholders may continue to reinvest dividends and distributions in the Fund or redeem their shares until the liquidation. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated April 27, 2018 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at 1-800-824-5041.